UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

January 23, 2020
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Intuit’s Annual Meeting of Stockholders was held on January 23, 2020.

(b)	At the meeting, stockholders:

1.	Elected eleven persons to serve as directors of Intuit;

2.	Approved, on an advisory basis, Intuit’s executive compensation;

3.	Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the fiscal year ending July 31, 2020; and

4.	Did not approve a stockholder's proposal to adopt a bylaw requiring mandatory arbitration of all stockholder claims under the federal securities laws.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	218,041,458	390,880	292,492	16,348,899
Scott D. Cook	217,829,829	757,041	137,960	16,348,899
Richard L. Dalzell	218,294,111	287,442	143,277	16,348,899
Sasan K. Goodarzi	217,959,283	625,022	140,525	16,348,899
Deborah Liu	218,339,630	257,150	128,050	16,348,899
Suzanne Nora Johnson	212,930,900	5,638,936	154,994	16,348,899
Dennis D. Powell	210,844,782	6,701,199	1,178,849	16,348,899
Brad D. Smith	210,828,945	7,752,804	143,081	16,348,899
Thomas Szkutak	216,754,179	1,800,088	170,563	16,348,899
Raul Vazquez	218,347,489	234,465	142,876	16,348,899
Jeff Weiner	216,511,694	2,079,734	133,402	16,348,899
````````````````````````````````````````````````

2.	Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
202,202,605	18,295,429	226,796	16,348,899

3.	Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending July 31, 2020.

For	Against	Abstain	Broker Non-Votes
226,171,498	8,760,558	141,673	—

4.    Stockholder proposal to adopt a bylaw that requires mandatory arbitration of all stockholders claims under federal securities laws.

For	Against	Abstain	Broker Non-Votes
5,255,203	213,209,457	260,170	16,348,899

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2020	INTUIT INC.

	By:	/s/ MICHELLE M. CLATTERBUCK
Michelle M. Clatterbuck
Executive Vice President and Chief Financial Officer